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                                                                    EXHIBIT 23.2



                    [LETTERHEAD OF PRICEWATERHOUSECOOPERS]

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 1, 2000, relating to the financial statements which appears in NexMed, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.





/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
October 10, 2000



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